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                                                                   Exhibit 10.27

                     SECURED PROMISSORY NOTE AND AGREEMENT

                             ("Note and Agreement")

$10,000,000.00                                              Salt Lake City, Utah
                                                                 October 1, 1999

   FOR VALUE RECEIVED, Promedix.com, Inc., a Delaware corporation ("Borrower"), hereby promises to pay to the order of Chemdex Corporation, a Delaware corporation ("Lender"), the principal sum of TEN MILLION DOLLARS ($10,000,000.00) or such lesser amount as shall equal the outstanding principal amount of all sums advanced to Borrower hereunder and to pay interest on the outstanding balance of said sum at a rate per annum equal to nine percent (9%), compounded annually. All then outstanding principal and accrued interest hereunder shall be due and payable in full upon the earlier of (i) October 1, 2000 in the event that the Agreement and Plan of Merger dated as of September 21, 1999 (the "Merger Agreement") by and among Borrower, Lender and a wholly owned subsidiary of Lender shall be terminated for any reason pursuant to the terms of Article IX thereof; (ii) the sale of all or substantially all of the assets of Borrower to any person or entity other than Lender or an affiliate of Lender or the acquisition of Borrower by any person or entity other than Lender or an affiliate of Lender by means of a transaction that results in the transfer of more than forty percent (40%) of the total outstanding power of Borrower; or (iii) December 31, 2000 (the "Maturity Date"). The events described in items (i) through (iii) above are collectively referred to herein as "Note Termination Events."

   In the event that Borrower receives any debt or equity financing in excess of $500,000 at any time (and from time to time) prior to October 1, 2000, Borrower agrees that twenty-five percent (25%) of any amounts so raised shall be used by Borrower to immediately repay amounts that may be outstanding hereunder, whether or not such amounts may be due under the immediately preceding paragraph.

   Borrower shall make all payments hereunder for the account of Lender at 3950 Fabian Way, Palo Alto, California 94308, or to such other address as Lender shall notify Borrower, in lawful money of the United States and in same day or immediately available funds not later than 12:00 noon on the date due, or as otherwise agreed to by Lender. Any and all amounts owing under this Note and Agreement may be prepaid at any time and from time to time by Borrower without penalty.

   All computations of interest under this Note and Agreement shall be based on a year of 365 or 366 days, as applicable, for actual days elapsed. In the event that, Borrower pays interest under this Note and Agreement and it is determined that such interest rate was in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal then due under this Note and Agreement.

Merger Agreement

   This Note and Agreement is being entered into in connection with the Merger Agreement (as the same may be amended, restated, supplemented or otherwise modified pursuant to the terms thereof). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Merger Agreement.

Security Agreement

   This Note and Agreement is secured by certain collateral (the "Collateral") more specifically described in (i) the Security Agreement of even date herewith between Borrower and Lender, and (ii) the Patent and Trademark Security Agreement of even date herewith between Borrower and Lender (such two agreements together, the "Security Agreement").

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Conditions to Advances; Use of Proceeds; Covenants

   Amounts shall be advanced to Borrower under this Note and Agreement solely in accordance with the terms and conditions set forth in this Note and Agreement, including Schedule A attached hereto and incorporated herein by reference. Borrower shall use the proceeds of any amount advanced under this Note and Agreement solely for general corporate purposes, including normal working capital in the ordinary course of business as presently conducted and as presently proposed to be conducted. Until the termination of this Note and Agreement and payment in full by Borrower or forgiveness by Lender of all amounts outstanding under this Note and Agreement, Borrower agrees that it shall comply with and duly perform all of its covenants, obligations and agreements set forth in the Merger Agreement, which are hereby incorporated herein by reference as if fully set forth herein.

Representations and Warranties

   Borrower represents and warrants to Lender that:

     (a) Borrower is a corporation duly organized, validly existing and in good standing under the law of the State of Delaware and has all requisite corporate power and authority to execute, deliver and perform its obligations under this Note and Agreement.

     (b) The execution, delivery and performance by Borrower of this Note and Agreement have been duly authorized by all necessary corporate action of Borrower, and this Note and Agreement constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms.

     (c) No authorization, consent, approval, license, exemption of, or filing or registration with, any governmental authority or agency, or approval or consent of any other person or entity, is required for the due execution, delivery or performance by Borrower of this Note and Agreement.

Events of Default

   The occurrence of any one or more of the following events shall constitute an "Event of Default" hereunder:

     (d) Borrower shall fail to pay any then outstanding principal when due or any interest or other amount payable under this Note and Agreement within five (5) business days of when due; or

     (e) Borrower shall fail in any material respect to perform any of its other covenants, obligations or agreements contained in this Note and Agreement or the Merger Agreement and such failure shall continue for ten
  (10) business days after written notice thereof by Lender; or

     (f) Any representation, warranty, certificate, or other statement (financial or otherwise) made or furnished by or on behalf of Borrower in writing to Lender in connection with this Note and Agreement or the Merger Agreement, or as an inducement to Lender to advance the sums under this Note and Agreement or to enter into the Merger Agreement, shall have been false or incorrect, in any material respect when made or shall become false or incorrect in any material respect following the date hereof; or

     (g) Borrower (i) shall fail to make any payment when due under the terms of any bond, debenture, note or other evidence of indebtedness, if any, individually in excess of $500,000 to be paid by Borrower, and such failure shall continue beyond any period of grace provided with respect thereto, or
  (ii) shall default in the observance or performance of any other agreement, term or condition contained in any such bond, debenture, note or other evidence of indebtedness providing for principal payments in excess of $500,000, and in the case of either clause (i) or (ii) the effect of such failure or default is to cause the holder or holders thereof to accelerate the indebtedness to become due prior to its stated date of maturity; or

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     (h) Borrower shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or any part of its property; (ii) admit in writing its inability, to pay its debts generally as they mature; (iii) make a general assignment for the benefit of its or any of its creditors; (iv) be dissolved or liquidated in full or in part; (v) become insolvent (as such term may be defined or interpreted under any applicable statute); (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it; or (vii) take any action for the purpose of affecting any of the foregoing; or

     (i) Proceedings for the appointment of a receiver, trustee, liquidator or custodian of Borrower or of all or any material part of its property, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to Borrower or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect, shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within sixty (60) days of commencement; or

     (j) A final judgment or final judgments for the payment of money, which individually or in the aggregate, exceed $500,000 in excess of the amount covered by insurance, shall be rendered against Borrower and the same shall remain undischarged for a period of thirty (30) days during which execution shall not be effectively stayed; or any judgment, writ, assessment, warrant of attachment, execution, levy or similar process shall be issued or levied against any material part of the property of Borrower and such judgment, writ, assessment, warrant of attachment, execution, levy or similar process shall not be released, stayed, vacated or otherwise dismissed within ten
  (10) days after issue or levy; or

     (k) This Note and Agreement shall cease to be, or be asserted by Borrower not to be, a legal, valid and binding obligation of Borrower, enforceable in accordance with its terms; or

     (l) An "Event of Default" (as defined in the Security Agreement) shall have occurred.

Upon the occurrence or existence of any Event of Default, Lender may (a) at any time terminate any obligation to make loans or advance sums to Borrower under this Note and Agreement; (b) at any time declare all unpaid amounts owing or payable under this Note and Agreement to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by Borrower; and/or (c) exercise all rights and remedies available to Lender under this Note and Agreement, the Security Agreement or applicable law; provided, however, that upon the occurrence or existence of any Event of Default described in clause (h) or (i) above, immediately and without notice, (i) any obligation to make loans or advance sums to Borrower under this Note and Agreement shall automatically terminate and (ii) all unpaid amounts owing or payable under this Note and Agreement shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by Borrower.

   Borrower agrees to pay on demand all reasonable costs and expenses of Lender, and the reasonable fees and disbursements of counsel, in connection with the enforcement or attempted enforcement of, and preservation of any rights or interests under, this Note and Agreement, including in any out-of-court workout or other refinancing or restructuring or in any bankruptcy case. Any amounts payable to Lender pursuant to this paragraph if not paid upon demand shall bear interest from the date of such demand until paid in full, at the rate of interest set forth herein in respect of principal outstanding hereunder.

   If at any time any provision of this Note and Agreement is or becomes illegal, invalid or unenforceable in any respect, neither the legality, validity nor enforceability of the remaining provisions shall in any way be affected or impaired thereby.

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   Any term, covenant, agreement or condition of this Note and Agreement may be amended or waived if such amendment or waiver is in writing and is signed by Borrower and Lender. No failure or delay by Lender in exercising any right or remedy hereunder shall operate as a waiver thereof or of any other right or remedy nor shall any single or partial exercise of any such right or remedy preclude any other further exercise thereof or of any other right or remedy.
The acceptance at any time by Lender of any past-due amount hereunder shall not be deemed to be a waiver of the right to require prompt payment when due of any other amounts then or thereafter due and payable. Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

   This Note and Agreement shall be binding upon and inure to the benefit of Borrower, Lender, and their respective successors and permitted assigns, except that Borrower may not assign or transfer any of its rights or obligations under this Note and Agreement without the prior written consent of Lender. Prior to the occurrence of any Note Termination Event, Lender may at any time sell, assign, or otherwise transfer only to any of its affiliates or subsidiaries all or part of the obligations of Borrower and Lender under this Note and Agreement. After the occurrence of any Note Termination Event, Lender may at any time sell, assign, or otherwise transfer to any other person or entity all or part of the obligations of Borrower and Lender under this Note and Agreement.

   Nothing expressed in or to be implied from this Note and Agreement is intended to give, or shall be construed to give, any person or entity, other than the parties hereto and their permitted successors and assigns hereunder, any benefit or legal or equitable right, remedy or claim under or by virtue of this Note and Agreement or under or by virtue of any provision herein.

   The words "hereof," "herein," "hereunder" and similar words refer to this Note and Agreement as a whole (including the Schedules attached hereto) and not to any particular provision of this Note and Agreement.

   Borrower hereby waives presentment, demand, protest, notice of dishonor and all other notices, except as expressly provided herein, any release or discharge arising from any extension of time, discharge of a prior party, or other cause of release or discharge other than actual payment in full hereof.

   This Note and Agreement shall be construed in accordance with and governed by the laws of the State of California, excluding conflict of laws principles.

   All notices and other communications hereunder shall be given as provided in
Section 11.2 of the Merger Agreement.

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   IN WITNESS WHEREOF, the undersigned duly authorized officer of Borrower has executed this Note and Agreement as of the date first set forth above.

                                          PROMEDIX.COM, INC.

                                          By: /s/ Skip Klintworth
                                              --------------------------------
                                              Name:  Skip Klintworth
                                              Title: CEO


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                                                                      Schedule A

                           CONDITIONS TO ANY ADVANCE

   Subject to the terms and conditions set forth herein and in the Note and Agreement, Lender agrees to advance to Borrower from time to time on the "Advance Dates" set forth below, such loans as Borrower may request hereunder (each such loan an "Advance" and collectively, the "Advances"); provided, however, that the aggregate principal amount of all Advances hereunder shall not exceed Ten Million Dollars ($10,000,000); provided, further, that the aggregate principal amount of each Advance on any Advance Date shall not exceed the amount of One Million Six Hundred Sixty Six Thousand Six Hundred Sixty Seven Dollars ($1,666,667). Borrower agrees and acknowledges that upon the occurrence of any Note Termination Event, Lender's obligation to advance any unadvanced amounts hereunder shall automatically terminate and be of no further force and effect and all then outstanding principal and accrued interest hereunder shall be immediately due and payable in full.

   a. Advance Dates. Upon the request of the Borrower as provided in paragraph
b. below, provided that no Note Termination Event shall have occurred and subject to the other terms and conditions set forth herein, Lender shall make Advances hereunder on each of (1) October 1, 1999, (2) November 1, 1999,
(3) December 1, 1999, (4) January 1, 2000, (5) February 1, 2000 and (6) March
1, 2000 (each such date, and any other date on which Lender makes an Advance, an "Advance Date", and collectively, the "Advance Dates").

   b. Borrowing Request. Borrower shall request each Advance by delivering to Lender an irrevocable written notice (the "Borrowing Request") which shall specify (i) the principal amount of the requested Advance, (ii) the applicable Advance Date, (iii) the account or accounts to which Lender shall disburse the proceeds of the requested Advance, and (iv) that all conditions set forth in paragraph c. below have been satisfied in respect of such Advance. Each Borrowing Request shall be in writing and shall be given to Lender at least five (5) business days before the applicable Advance Date by delivery of such notice to Lender to the address and in the manner set forth in Section 11.2 of the Merger Agreement. Disbursements of any Advance shall be made by wire transfer to the account(s) of Borrower specified in the Borrowing Request before the close of business on the applicable Advance Date; provided, however, that Lender shall not be deemed to be in default hereunder if it fails to make such Advance provided that it cures such failure within five (5) business days after written notice thereof by Borrower.

   c. Conditions Precedent to Each Advance. The obligation of Lender to make any Advance is subject to the satisfaction of the following conditions, each in form and substance reasonably satisfactory to Lender:

     (i) The representations and warranties of Borrower set forth in the Note and Agreement and in the Merger Agreement shall be true and correct in all material respects on each Advance Date as if made on such date and shall remain true and correct in all material respects;

     (ii) No Event of Default or event which with the giving of notice or lapse of time, or both, would constitute an Event of Default shall have occurred or be continuing;

     (iii) The Collateral shall be subject to no mortgages, liens, security interests, pledges, charges or encumbrances of any kind or character, except (A) liens in favor of Lender, (B) nonconsensual liens arising in the ordinary course of business which alone or in the aggregate are not substantial in amount and which do not materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of the Borrower or otherwise impair Lender's rights with respect thereto and (C) Permitted Liens (as defined in the Security Agreement);

     (iv) Lender shall have a perfected first priority security interest in and to all of the Collateral, subject to the Permitted Liens; and

     (v) No Note Termination Event shall have occurred.

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   The submission by Borrower of each Borrowing Request shall be deemed to be a representation and warranty by Borrower as of the date thereof and as of the applicable Advance Date that the conditions in this paragraph c. are satisfied.

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                               SECURITY AGREEMENT

   THIS SECURITY AGREEMENT (this "Agreement"), dated as of October 1, 1999, is made by and between Promedix.com, Inc., a Delaware corporation ("Debtor"), and Chemdex Corporation, a Delaware corporation ("Secured Party").

   Debtor and Secured Party hereby agree as follows:

   Section 1 Definitions; Interpretation.

   (a) As used in this Agreement, the following terms shall have the following meanings:

     "Collateral" has the meaning set forth in Section 2.

     "Documents" means this Agreement, the Note, the Merger Agreement and all other certificates, documents, agreements and instruments delivered to Secured Party under the Note or in connection with the Obligations.

     "Event of Default" has the meaning set forth in Section 8.

     "Lien" means any mortgage, deed of trust, pledge, security interest, assignment, deposit arrangement, charge or encumbrance, lien, or other type of preferential arrangement.

     "Merger Agreement" means the Agreement and Plan of Merger, dated as of September 21, 1999 among Debtor, Secured Party and a wholly owned subsidiary of Secured Party.

     "Note" means that certain Secured Promissory Note and Agreement of even date herewith made by Debtor in favor of Secured Party, as amended, modified, renewed, extended or replaced from time to time.

     "Obligations" means the indebtedness, liabilities and other obligations of Debtor to Secured Party under or in connection with this Agreement and the Note, including, without limitation, all unpaid principal of the Note, all interest accrued thereon, all fees and all other amounts payable by Debtor to Secured Party thereunder or in connection therewith, whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined.

     "Permitted Lien" means (i) any Lien in favor of Secured Party, (ii) nonconsensual Liens which arise in the ordinary course of business and do not materially impair Debtor's ownership or use of the Collateral or the value thereof, (iii) purchase money security interests and liens in connection with capital leases incurred in the ordinary course of business,
  (iv) liens existing on property as of the date of this Agreement, (v) liens existing on property at the time of its acquisition by the Debtor, (vi) liens securing the performance of bids, trade contracts, leases, surety bonds and the like, and (vii) liens in connection with judgments that do not constitute an Event of Default under the Note.

     "Person" means an individual, corporation, partnership, joint venture, trust, unincorporated organization, governmental agency or authority, or any other entity of whatever nature.

     "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of Utah; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Utah, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

   (b) Where applicable and except as otherwise defined herein, terms used in this Agreement shall have the meanings assigned to them in the UCC.

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   (c) In this Agreement, (i) the meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined; and (ii) the captions and headings are for convenience of reference only and shall not affect the construction of this Agreement.

   Section 2 Security Interest.

     (a) As security for the payment and performance of the Obligations, Debtor hereby grants to Secured Party a security interest in, all of Debtor's right, title and interest in, to and under the following property, wherever located and whether now existing or owned or hereafter acquired or arising (collectively, the "Collateral"):

       (i) all accounts, accounts receivable, contract rights, rights to payment, chattel paper, letters of credit, documents, securities, money and instruments, and investment property, whether held directly or through a securities intermediary, and other obligations of any kind owed to Debtor, however evidenced;

       (ii) all deposits and deposit accounts with any bank, savings and loan association, credit union or like organization, and all funds and amounts therein, and whether or not held in trust, or in custody or safekeeping, or otherwise restricted or designated for a particular purpose;

       (iii) all inventory, including, without limitation, all materials, raw materials, parts, components, work in progress, finished goods, merchandise, supplies, and all other goods which are held for sale, lease or other disposition or furnished under contracts of service or consumed in Debtor's business, including, without limitation, those held for display or demonstration or out on lease or consignment;

       (iv) all owned equipment, including, without limitation, all machinery, furniture, furnishings, fixtures, trade fixtures, tools, parts and supplies, automobiles, trucks and other vehicles, appliances, computer and other electronic data processing equipment and other office equipment, computer programs and related data processing software, and all additions, substitutions, replacements, parts, accessories, and accessions to and for the foregoing;

       (v) all general intangibles and other personal property of Debtor, including, without limitation, (A) all tax and other refunds, rebates or credits of every kind and nature to which Debtor is now or hereafter may become entitled; (B) all intellectual property and all rights therein of any type or description, including, without limitation, all inventions and discoveries, patents and patent applications, copyrights and applications for copyright (together with the underlying works of authorship) whether or not registered, together with any renewals and extensions thereof, trademarks, service marks and trade names, and applications for registration of such trademarks, service marks and trade names, trade secrets, trade dress, trade styles, logos, other source of business identifiers, mask-works, mask-work registrations, mask-work applications, software, confidential and proprietary information, customer lists, other license rights, advertising materials, operating manuals, methods, processes, know-how, algorithms, formulae, databases, quality control procedures, product, service and technical specifications, operating, production and quality control manuals, sales literature, drawings, specifications, blue prints, descriptions, inventions, name plates and catalogs, and the entire goodwill of or associated with the businesses now or hereafter conducted by Debtor connected with and symbolized by any of the aforementioned properties and assets, and all licenses relating to any of the foregoing, all reissuance, continuations and continuations-in-part of the foregoing, all other rights derived from or associated with the foregoing, including the right to sue and recover for past infringement, and all income and royalties with respect thereto; (C) all goodwill, chooses in action and causes of action; (D) all interests in limited and general partnerships and limited liability companies; and (E) all indemnity agreements, guaranties, insurance policies, insurance claims, and other contractual, equitable and legal rights of whatever kind or nature;

       (vi) all books, records and other written, electronic or other documentation in whatever form maintained by or for Debtor in connection with the ownership of its assets or the conduct of its business or evidencing or containing information relating to the Collateral; and

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       (vii) all products and proceeds, including insurance proceeds, of any and all of the foregoing.

     (b) Anything herein to the contrary notwithstanding, (i) Debtor shall remain liable under any contracts, agreements and other documents included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by Secured Party of any of the rights hereunder shall not release Debtor from any of its duties or obligations under such contracts, agreements and other documents included in the Collateral, and (iii) Secured Party shall not have any obligation or liability under any contracts, agreements and other documents included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of Debtor thereunder or to take any action to collect or enforce any such contract, agreement or other document included in the Collateral hereunder.

     (c) Notwithstanding the foregoing provisions of this Section 2, the grant of a security interest as provided herein shall not extend to, and the term "Collateral" shall not include, any general intangibles of Debtor (whether owned or held as licensee or lessee, or otherwise), to the extent that (i) such general intangibles are not assignable or capable of being encumbered as a matter of law or under the terms of the license, lease or other agreement applicable thereto (but solely to the extent that any such restriction shall be enforceable under applicable law), without the consent of the licensor or lessor thereof or other applicable party thereto and
  (ii) such consent has not been obtained; provided, however, that the foregoing grant of security interest shall extend to, and the term "Collateral" shall include, (A) any general intangible which is an account receivable or a proceed of, or otherwise related to the enforcement or collection of, any account receivable, or goods which are the subject of any account receivable, (B) any and all proceeds of any general intangibles which are otherwise excluded to the extent that the assignment or encumbrance of such proceeds is not so restricted, and (C) upon obtaining the consent of any such licensor, lessor or other applicable party's consent with respect to any such otherwise excluded general intangibles, (but without obligating Debtor to obtain such consent) such general intangibles as well as any and all proceeds thereof that might have theretofore have been excluded from such grant of a security interest and the term "Collateral."

     (d) This Agreement shall create a continuing security interest in the Collateral which shall remain in effect until terminated in accordance with
  Section 19 hereof.

   Section 3 Financing Statements, Etc. Debtor shall execute and deliver to Secured Party concurrently with the execution of this Agreement, and at any time and from time to time thereafter, all financing statements, assignments, continuation financing statements, termination statements, account control agreements, and other documents and instruments, in form reasonably satisfactory to Secured Party, and take all other action, as Secured Party may reasonably request, to perfect and continue perfected, maintain the priority of or provide notice of the security interest of Secured Party in the Collateral and to accomplish the purposes of this Agreement.

   Section 4 Representations and Warranties. Debtor represents and warrants to Secured Party as of the date of this Agreement that:

     (a) Debtor is a corporation duly organized, validly existing and in good standing under the law of the jurisdiction of its incorporation and has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

     (b) The execution, delivery and performance by Debtor of this Agreement have been duly authorized by all necessary corporate action of Debtor, and this Agreement constitutes the legal, valid and binding obligation of Debtor, enforceable against Debtor in accordance with its terms.

     (c) No authorization, consent, approval, license, exemption of, or filing or registration with, any governmental authority or agency, or approval or consent of any other Person, is required for the due execution, delivery or performance by Debtor of this Agreement.

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     (d) Debtor's chief executive office and principal place of business is located at the address set forth in Schedule 1; all other locations where Debtor conducts business or Collateral is kept are set forth in Schedule 1; and all trade names and fictitious names under which Debtor at any time in the past has conducted or presently conducts its business operations are set forth in Schedule 1 or Schedule 2.

     (e) Debtor is the sole and complete owner of the Collateral, free from any Lien other than Permitted Liens.

     (f) All of Debtor's U.S. and foreign patents and patent applications, copyrights (whether or not registered), applications for copyright, trademarks, service marks and trade names (whether registered or unregistered), and applications for registration of such trademarks, service marks and trade names, are set forth in Schedule 2.

   Section 5 Covenants. So long as any of the Obligations remain unsatisfied, or until this Security Agreement has terminated pursuant to Section 19 hereof, Debtor agrees that Debtor shall not do, cause, or permit any of the following without the prior consent of Secured Party:

     (a) Debtor shall appear in and defend any action, suit or proceeding which may affect to a material extent its title to, or right or interest in, or Secured Party's right or interest in any material portion of the Collateral, and shall do and perform all reasonable acts that may be necessary and appropriate to maintain, preserve and protect the Collateral in all material respects.

     (b) Debtor shall give prompt written notice to Secured Party (and in any event not later than 30 days following any change described below in this subsection) of: (i) any change in the location of Debtor's chief executive office or principal place of business, (ii) any change in the locations set forth in Schedule 1; (iii) any change in its name, (iv) any changes in, additions to or other modifications of its trade names and trade styles set forth in Schedule 1 or Schedule 2, and (v) any changes in its identity or structure in any manner which might make any financing statement filed hereunder incorrect or misleading.

     (c) Debtor shall carry and maintain in full force and effect, at its own expense and with financially sound and reputable insurance companies, insurance with respect to the Collateral in such amounts, with such deductibles and covering such risks as is customarily carried by companies engaged in the same or similar businesses of similar size and owning similar properties in the localities where Debtor operates.

     (d) All insurance policies shall provide that Secured Party shall be a loan payee. During the continuance of an Event of Default and so long as the Obligations have been accelerated, in its sole discretion, Secured Party may apply all or any portion of such insurance proceeds to the payment of Obligations or may release all or any portion thereof to Debtor.

     (e) Debtor shall keep accurate and complete books and records in accordance with generally accepted accounting principles.

     (f) Debtor shall not surrender or lose possession of (other than to Secured Party), sell, lease, rent, or otherwise dispose of or transfer any of the Collateral or any right or interest therein, except in the ordinary course of business and except to the extent obsolete or no longer useful to its business; provided that no such disposition or transfer of Collateral consisting of investment property or instruments shall be permitted while any Event of Default exists.

     (g) Debtor shall keep the Collateral free of all Liens except Permitted Liens.

     (h) Debtor shall pay and discharge all material taxes, fees, assessments and governmental charges or levies imposed upon it with respect to the Collateral prior to the date on which penalties attach thereto, except to the extent such taxes, fees, assessments or governmental charges or levies are being contested in good faith by appropriate proceedings.

     (i) Debtor shall maintain and preserve its corporate existence, its rights to transact business and all other rights, franchises and privileges necessary or desirable in the normal course of its business and operations and the ownership of the Collateral, except in connection with any transactions expressly permitted by the Note or any other Document.

     (j) Upon the request of Secured Party after the occurrence of an Event of Default, Debtor shall (1) immediately deliver to Secured Party, or an agent designated by it, appropriately endorsed or accompanied by appropriate instruments of transfer or assignment, all documents and instruments, all certificated securities with respect to any investment property, all letters of credit and all accounts and other rights to payment at any time evidenced by promissory notes, trade acceptances or other instruments, (ii) cause any securities intermediaries to show on their books that Secured Party is the entitlement holder with respect to any investment property, and/or obtain account control agreements in favor of Secured Party from such securities intermediaries, in form and substance satisfactory to Secured Party, with respect to any investment property, as requested by Secured Party, (iii) mark all documents and chattel paper with such legends as Secured Party shall reasonably specify, and (iv) obtain consents from any letter of credit issuers with respect to the assignment to Secured Party of any letter of credit proceeds.

     (k) Debtor shall (i) notify Secured Party of any material claim made or asserted against the Collateral by any Person or other event which could reasonably be expected to materially adversely affect the value of the Collateral or Secured Party's Lien thereon; (ii) furnish to Secured Party such statements and schedules further identifying and describing the Collateral and such other reports and other information in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail; and (iii) upon reasonable request of Secured Party make such demands and requests for information and reports as Debtor is entitled to make in respect of the Collateral.

     (l) If and when Debtor shall obtain rights to any new patents, trademarks, service marks, trade names or copyrights, or otherwise acquire or become entitled to the benefit of, or apply for registration of, any of the foregoing, Debtor (i) shall promptly notify Secured Party thereof and
  (ii) hereby authorizes Secured Party to modify, amend, or supplement
  Schedule 2 and from time to time to include any of the foregoing and make all necessary or appropriate filings with respect thereto.

     (m) Debtor shall not enter into any material agreement (including any license or royalty agreement) pertaining to any of its patents, copyrights, trademarks, service marks and trade names, except for non-exclusive licenses in the ordinary course of business.

     (n) Debtor shall give Secured Party immediate notice of the establishment of any new deposit account and any new securities account with respect to any investment property.

   Section 6 Collection of Accounts. Until Secured Party exercises its rights hereunder to collect the accounts and other rights to payment, Debtor shall endeavor in the first instance diligently to collect all amounts due or to become due on or with respect to the accounts and other rights to payment. At the request of Secured Party, upon the occurrence and during the continuance of any Event of Default, all remittances received by Debtor shall be held in trust for Secured Party and, in accordance with Secured Party's instructions, remitted to Secured Party or deposited to an account of Secured Party in the form received (with any necessary endorsements or instruments of assignment or transfer). At the request of Secured Party, upon and after the occurrence of any Event of Default, Secured Party shall be entitled to receive all distributions and payments of any nature with respect to any investment property or instruments, and all such distributions or payments received by the Debtor shall be held in trust for Secured Party and, in accordance with Secured Party's instructions, remitted to Secured Party or deposited to an account with Secured Party in the form received (with any necessary endorsements or instruments of assignment or transfer). Following the occurrence of an Event of Default any such distributions and payments with respect to any investment property held in any securities account shall be held and retained in such securities account, in each case as part of the Collateral hereunder. Additionally, Secured Party shall have the right, upon the occurrence of an Event of Default, following prior written notice to the Debtor, to vote and to give consents, ratifications and waivers with respect to any investment property and instruments, and to exercise all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining thereto, as if Secured Party were the absolute owner thereof; provided that Secured Party shall have no duty to exercise any of the foregoing rights afforded to it and shall not be responsible to the Debtor or any other Person for any failure to do so or delay in doing so.

   Section 7 Authorization; Secured Party Appointed Attorney-in-Fact. Secured Party shall have the right to, in the name of Debtor, or in the name of Secured Party or otherwise, upon notice to but without the requirement of assent by Debtor, and Debtor hereby constitutes and appoints Secured Party (and any of Secured Party's officers, employees or agents designated by Secured Party) as Debtor's true and lawful attorney-in-fact, with full power and authority to:
(i) sign any of the financing statements and other documents and instruments which must be executed or filed to perfect or continue perfected, maintain the priority of or provide notice of Secured Party's security interest in the Collateral (including any notices to or agreements with any securities intermediary); (ii) assert, adjust, sue for, compromise or release any claims under any policies of insurance; and (iii) execute any and all such other documents and instruments, and do any and all acts and things for and on behalf of Debtor, which Secured Party may deem reasonably necessary or advisable to maintain, protect, realize upon and preserve the Collateral and Secured Party's security interest therein and to accomplish the purposes of this Agreement. Secured Party agrees that, except upon and during the continuance of an Event of Default, it shall not exercise the power of attorney, or any rights granted to Secured Party, pursuant to clauses (ii) and (iii). The foregoing power of attorney is coupled with an interest and irrevocable so long as the Obligations have not been paid and performed in full. Debtor hereby ratifies, to the extent permitted by law, all that Secured Party shall lawfully and in good faith do or cause to be done by virtue of and in compliance with this Section 7.

   Section 8 Events of Default. Any of the following events which shall occur and be continuing shall constitute an "Event of Default":

     (a) Any "Event of Default" as defined in the Note shall have occurred.

     (b) Any representation or warranty by Debtor under or in connection with this Agreement, shall prove to have been incorrect in any material respect when made or shall become incorrect in any material respect following the date hereof.

     (c) Debtor shall fail to perform or observe in any material respect any other term, covenant or agreement contained in this Agreement, on its part to be performed or observed and any such failure shall remain unremedied for a period of 10 days after written notice thereof by Secured Party.

     (d) Any loss, theft or substantial damage to, or destruction of, any material portion of the Collateral (unless within 10 days after the occurrence of any such event, Debtor furnishes to Secured Party evidence satisfactory to Secured Party that the amount of any such loss, theft, damage to or destruction of the Collateral is adequately insured under policies naming Secured Party as an additional named insured or loss payee).

   Section 9 Remedies.

     (a) Prior to termination of this Security Agreement, and upon the occurrence and continuance of an Event of Default, Secured Party may declare any of the Obligations to be immediately due and payable and shall have, in addition to all other rights and remedies granted to it in this Agreement or the Note, all rights and remedies of a secured party under the UCC and other applicable laws. Without limiting the generality of the foregoing, Secured Party may sell, resell, lease, use, assign, license, sublicense, transfer or otherwise dispose of any or all of the Collateral in its then condition or following any commercially reasonable preparation or processing (utilizing in connection therewith any of Debtor's assets, without charge or liability to Secured Party therefor) at public or private sale, by one or more contracts, in one or more parcels, at the same or different times, for cash or credit, or for future delivery without assumption of any credit risk, all as Secured Party deems advisable; provided, however, that Debtor shall be credited with the net proceeds of sale only when such proceeds are finally collected by Secured Party. Secured Party shall have the right upon any such public sale, and, to the extent permitted by law, upon any such private sale, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption, which right or equity of redemption Debtor hereby releases, to the extent permitted by law. Debtor hereby agrees that the sending of notice by ordinary mail, postage prepaid, to the address of Debtor set forth herein, of the place and time of any public sale or of the time after which any private sale or other intended disposition is to be made, shall be deemed reasonable notice thereof if such notice is sent ten days prior to the date of such sale or other disposition or the date on or after which such sale or other disposition may occur.

     (b) For the purpose of enabling Secured Party to exercise its rights and remedies under this Section 9 or otherwise in connection with this Agreement, Debtor hereby grants to Secured Party an irrevocable, non-exclusive and assignable license (exercisable without payment or royalty or other compensation to Debtor) to use, license or sublicense any intellectual property Collateral.

     (c) The cash proceeds actually received from the sale or other disposition or collection of Collateral, and any other amounts received in respect of the Collateral the application of which is not otherwise provided for herein, shall be applied first, to the payment of the reasonable costs and expenses of Secured Party in exercising or enforcing its rights hereunder and in collecting or attempting to collect any of the Collateral, and to the payment of all other amounts payable to Secured Party pursuant to Section 13 hereof; and second, to the payment of the Obligations. Any surplus thereof which exists after payment and performance in full of the Obligations shall be promptly paid over to Debtor or otherwise disposed of in accordance with the UCC or other applicable law. Debtor shall remain liable to Secured Party for any deficiency which exists after any sale or other disposition or collection of Collateral.

   Section 10 Certain Waivers. Debtor waives, to the fullest extent permitted by law, (i) any right of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling of the Collateral or other collateral or security for the Obligations; (ii) any right to require Secured Party (A) to proceed against any Person, (B) to exhaust any other collateral or security for any of the Obligations, (C) to pursue any remedy in Secured Party's power, or (D) to make or give any presentments, demands for performance, notices of nonperformance, protests, notices of protests or notices of dishonor in connection with any of the Collateral; and
(iii) all claims, damages, and demands against Secured Party arising out of the repossession, retention, sale or application of the proceeds of any sale of the Collateral.

   Section 11 Notices. All notices and other communications hereunder shall be given as provided in Section 11.2 of the Merger Agreement.

   Section 12 No Waiver; Cumulative Remedies. No failure on the part of Secured Party to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges that may otherwise be available to Secured Party.

   Section 13 Costs and Expenses. Debtor agrees to pay on demand: all reasonable costs and expenses of Secured Party, and the reasonable fees and disbursements of counsel, in connection with the enforcement or attempted enforcement of, and preservation of any rights or interests under, this Agreement and the Note, including in any out-of-court workout or other refinancing or restructuring or in any bankruptcy case, and the protection, sale or collection of, or other realization upon, any of the Collateral, including all expenses of taking, collecting, holding, sorting, handling, preparing for sale, selling, or the like, and other such expenses of sales and collections of Collateral. Any amounts payable to Secured Party under this
Section 13 or otherwise under this Agreement if not paid when due shall bear interest from the date such payment is due until paid in full, at the rate of interest set forth in the Note.

   Section 14 Binding Effect. This Agreement shall be binding upon, inure to the benefit of and be enforceable by Debtor, Secured Party and their respective successors and assigns.

   Section 15 Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of California, except as required by mandatory provisions of law and to the extent the validity or perfection of the security interests hereunder, or the remedies hereunder, in respect of any Collateral are governed by the law of a jurisdiction other than California.

   Section 16 Entire Agreement; Amendment. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof and shall not be amended except by the written agreement of the parties.

   Section 17 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement, or the validity or effectiveness of such provision in any other jurisdiction.

   Section 18 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

   Section 19 Termination. Upon indefeasible payment and performance in full of all Obligations, this Agreement shall terminate and Secured Party shall promptly execute and deliver to Debtor such documents and instruments reasonably requested by Debtor as shall be necessary to evidence termination of all security interests given by Debtor to Secured Party hereunder; provided, however, that the obligations of Debtor under Section 13 hereof shall survive such termination.

                           [Signature page follows.]

   IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.

                                          PROMEDIX.COM, INC.

                                          By: /s/ Skip Klintworth
                                              -------------------------------
                                              Name:  Skip Klintworth
                                              Title: CEO

                                          CHEMDEX CORPORATION

                                          By: /s/ James G. Stewart
                                              -------------------------------
                                              Name:  James G. Stewart
                                              Title: CEO

                                   SCHEDULE 1

                           to the Security Agreement

   1. Locations of Chief Executive Office and Other Locations, Including of Collateral

     a. Chief Executive Office and Principal Place of Business:

         Promedix.com
         488 East Winchester
         Suite 200
         Salt Lake City, Utah 84107

     b. Other locations where Debtor conducts business or Collateral is kept:

         Promedix.com
         488 East Winchester
         Suite 200
         Salt Lake City, Utah 84107

         Fulfillment Warehouse
         1136 North Bend Circle
         Alcoa, Tennessee 37701

              Note: both locations are part of Pro Med Co., Inc., the fulfillment business, which is scheduled to be spun-off

   2. Trade Names and Trade Styles; Other Corporate, Trade or Fictitious Names, Etc.

         Prior corporate name of Promedix.com was MCA Healthpages, Inc. Pro Med Co. Inc.
         Pro Med
         Pro Med Co.
         Promedix
         Promedix, Inc.

                                   SCHEDULE 2

                           to the Security Agreement

   1. Patents and Patent Applications.

      None

   2. Copyrights (Registered) and Copyright Applications.

      None

   3. Trademarks, Service Marks and Trade Names and Trademark, Service Mark and Trade Name Applications. Promedix's wholly-owned subsidiary Pro Med Co. Inc., which is scheduled to be spun-off owns "ProMedix(R)" which is a federally registered trade mark registered December 7, 1997 and has a license to use the mark "Foregger(R)," which is federally registered mark.

                    PATENT AND TRADEMARK SECURITY AGREEMENT

   THIS PATENT AND TRADEMARK SECURITY AGREEMENT (this "Agreement"), dated as of October 1, 1999, is made by and between Promedix.com, Inc., a Delaware corporation ("Debtor") and Chemdex Corporation, a Delaware corporation ("Secured Party").

   Debtor and Secured Party are parties to a Security Agreement of even date herewith (as amended, modified, renewed or extended from time to time, the "Security Agreement"), which Security Agreement provides, among other things, for the grant by Debtor to Secured Party of a security interest in certain of Debtor's property and assets, including, without limitation, its patents and patent applications, its trademarks, service marks and trade names, and its applications for registration of such trademarks, service marks and trade names. Pursuant to the Security Agreement, Debtor has agreed to execute and deliver this Agreement to Secured Party for filing with the United States Patent and Trademark Office (the "PTO") (and any other relevant recording systems in any domestic or foreign jurisdiction), and as further evidence of and to effectuate such grant of a security interest in such patents and patent applications, trademarks, service marks and trade names, and applications for registration of such trademarks, service marks and trade names, and the other general intangibles described herein. Accordingly, Debtor and Secured Party hereby agree as follows:

   Section 1 Definitions; Interpretation.

      (a) All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Security Agreement.

      (b) In this Agreement, (i) the meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined; and (ii) the captions and headings are for convenience of reference only and shall not affect the construction of this Agreement.

   Section 2 Security Interest.

     (a) As security for the payment and performance of the Obligations (as defined in the Security Agreement), Debtor hereby grants a security interest in and mortgage to Secured Party, for security purposes, all of Debtor's right, title and interest in, to and under the following property, whether now existing or owned or hereafter acquired, developed or arising (collectively, the "Intellectual Property Collateral"):

        (i) all patents and patent applications, domestic or foreign, all licenses relating to any of the foregoing and all income and royalties with respect to any licenses (including, without limitation, such patents and patent applications as described in Schedule A hereto), all rights to sue for past, present or future infringement thereof, all rights arising therefrom and pertaining thereto and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof;

       (ii) all state (including common law), federal and foreign trademarks, service marks and trade names, and applications for registration of such trademarks, service marks and trade names, all licenses relating to any of the foregoing and all income and royalties with respect to any licenses (including, without limitation, such marks, names and applications as described in Schedule B hereto), whether registered or unregistered and wherever registered, all rights to sue for past, present or future infringement or unconsented use thereof, all rights arising therefrom and pertaining thereto and all reissues, extensions and renewals thereof;

       (iii) the entire goodwill of or associated with the businesses now or hereafter conducted by Debtor connected with and symbolized by any of the aforementioned properties and assets;

       (iv) all general intangibles (as defined in the UCC) and all intangible intellectual or other similar property of the Debtor of any kind or nature, associated with or arising out of any of the aforementioned properties and assets and not otherwise described above; and

       (v) all products and proceeds of any and all of the foregoing.

      (b) This Agreement shall create a continuing security interest in the Intellectual Property Collateral which shall remain in effect until terminated in accordance with Section 17 hereof.

     (c) Notwithstanding the foregoing provisions of this Section 2, the grant of a security interest as provided herein shall not extend to, and the term "Collateral" shall not include, any general intangibles of Debtor (whether owned or held as licensee or lessee, or otherwise), to the extent that (i) such general intangibles are not assignable or capable of being encumbered as a matter of law or under the terms of the license, lease or other agreement applicable thereto (but solely to the extent that any such restriction shall be enforceable under applicable law), without the consent of the licensor or lessor thereof or other applicable party thereto and
  (ii) such consent has not been obtained; provided, however, that the foregoing grant of security interest shall extend to, and the term "Collateral" shall include, (A) any general intangible which is an account receivable or a proceed of, or otherwise related to the enforcement or collection of, any account receivable, or goods which are the subject of any account receivable, (B) any and all proceeds of any general intangibles which are otherwise excluded to the extent that the assignment or encumbrance of such proceeds is not so restricted, and (C) upon obtaining the consent of any such licensor, lessor or other applicable party's consent with respect to any such otherwise excluded general intangibles, (but without obligating Debtor to obtain such consent) such general intangibles as well as any and all proceeds thereof that might have theretofore have been excluded from such grant of a security interest and the term "Collateral."

   Section 3 Further Assurances; Appointment of Secured Party as Attorney-in-Fact. Debtor at its expense shall execute and deliver, or cause to be executed and delivered, to Secured Party any and all documents and instruments, in form and substance satisfactory to Secured Party, and take any and all action, which Secured Party may reasonably request from time to time, to perfect and continue perfected, maintain the priority of or provide notice of Secured Party's security interest in the Intellectual Property Collateral and to accomplish the purposes of this Agreement. Secured Party shall have the right to, in the name of the Debtor, or in the name of Secured Party or otherwise, without notice to or assent by the Debtor, and the Debtor hereby irrevocably constitutes and appoints Secured Party (and any of Secured Party's officers or employees or agents designated by Secured Party) as the Debtor's true and lawful attorney-in-fact with full power and authority, (i) to sign the name of the Debtor on all or any of such documents or instruments and perform all other acts that Secured Party deems necessary or advisable in order to perfect or continue perfected, maintain the priority or enforceability of or provide notice of Secured Party's security interest in, the Intellectual Property Collateral, and
(ii) to execute any and all other documents and instruments, and to perform any and all acts and things for and on behalf of the Debtor, which Secured Party may deem necessary or advisable to maintain, preserve and protect the Intellectual Property Collateral and to accomplish the purposes of this Agreement, including (A) to defend, settle, adjust or (after the occurrence of any Event of Default) institute any action, suit or proceeding with respect to the Intellectual Property Collateral, and, after the occurrence of any Event of Default, (B) to assert or retain any rights under any license agreement for any of the Intellectual Property Collateral, including without limitation any rights of the Debtor arising under Section 365(n) of the Bankruptcy Code, and
(C) after the occurrence of any Event of Default, to execute any and all applications, documents, papers and instruments for Secured Party to use the Intellectual Property Collateral, to grant or issue any exclusive or non-exclusive license or sub-license with respect to any Intellectual Property Collateral, and to assign, convey or otherwise transfer title in or dispose of the Intellectual Property Collateral; provided, however, that in no event shall Secured Party have the unilateral power, prior to the occurrence and continuation of an Event of Default, to assign any of the Intellectual Property Collateral to any Person, including itself, without the Debtor's written consent. The foregoing shall in no way limit Secured Party's rights and remedies upon or after the occurrence of an Event of Default. The power of attorney set forth in this Section 3, being coupled with an interest, is irrevocable so long as this Agreement shall not have terminated in accordance with Section 17.

   Section 4 Future Rights. Except as otherwise expressly agreed to in writing by Secured Party, if and when the Debtor shall obtain rights to any new patentable inventions or any new trademarks, or become entitled to the benefit of any of the foregoing, or obtain rights or benefits with respect to any reissue, division, continuation, renewal, extension or continuation-in-part of any patents or trademarks, or any improvement of any patent, the provisions of
Section 2 shall automatically apply thereto and the Debtor shall give to Secured

Party prompt notice thereof. Debtor shall do all things deemed necessary or advisable by Secured Party to ensure the validity, perfection, priority and enforceability of the security interests of Secured Party in such future acquired Intellectual Property Collateral; provided, however, that Debtor shall not be required to register any patents or trademarks with the PTO except to the extent consistent with Debtor's past practices. Debtor hereby authorizes Secured Party to modify, amend, or supplement the Schedules hereto and to reexecute this Agreement from time to time on Debtor's behalf and as its attorney-in-fact to include any such future Intellectual Property Collateral and to cause such reexecuted Agreement or such modified, amended or supplemented Schedules to be filed with PTO.

   Section 5 Secured Party's Duties. Notwithstanding any provision contained in this Agreement, Secured Party shall have no duty to exercise any of the rights, privileges or powers afforded to it and shall not be responsible to the Debtor or any other Person for any failure to do so or delay in doing so. Except for the accounting for moneys actually received by Secured Party hereunder or in connection herewith, Secured Party shall have no duty or liability to exercise or preserve any rights, privileges or powers pertaining to the Intellectual Property Collateral.

   Section 6 Representations and Warranties. Debtor represents and warrants to Secured Party as of the date of this Agreement that:

     (a) A true and correct list of all of the existing Intellectual Property Collateral consisting of U.S. patents and patent applications and/or registrations owned by the Debtor, in whole or in part, is set forth in Schedule A.

     (b) A true and correct list of all of the existing Intellectual Property Collateral consisting of U.S. trademarks, trademark registrations and/or applications owned by the Debtor, in whole or in part, is set forth in Schedule B.

     (c) All patents, trademarks, service marks and trade names of Debtor are subsisting and have not been adjudged invalid or unenforceable in whole or in part.

     (d) All maintenance fees required to be paid on account of any patents or trademarks of Debtor have been timely paid for maintaining such patents and trademarks in force, and, to Debtor's knowledge, each of the patents and trademarks constituting part of the Intellectual Property Collateral is valid and enforceable.

     (e) To Debtor's knowledge, no material infringement or unauthorized use presently is being made of any Intellectual Property Collateral by any Person.

     (f) To Debtor's knowledge, Debtor is the sole and exclusive owner of the Intellectual Property Collateral and the past, present and contemplated future use of such Intellectual Property Collateral by Debtor has not, does not and will not infringe or violate any right, privilege or license agreement of or with any other Person.

   Section 7 Covenants. So long as any of the Obligations remain unsatisfied or until this Agreement has terminated pursuant to Section 17 hereof, Debtor agrees that Debtor shall not do, cause or permit any of the following without the prior consent of Secured Party:

      (a) Assignor will appear in and defend any action, suit or proceeding which may affect to a material extent its title to, or Assignee's rights or interest in, the Intellectual Property Collateral.

      (b) To the extent deemed reasonably necessary or appropriate by Secured Party, Debtor will not allow or suffer any Intellectual Property Collateral to become abandoned, nor any registration thereof to be terminated, forfeited, expired or dedicated to the public.

     (c) To the extent deemed reasonably necessary or appropriate by Secured Party, Debtor will diligently prosecute all applications for patents and trademarks, and file and prosecute any and all continuations, continuations-in-part, applications for reissue, applications for certificate of correction and like matters as shall be reasonable and appropriate in accordance with prudent business practice, and promptly pay any and all maintenance, license, registration and other fees, taxes and expenses incurred in connection with any Intellectual Property Collateral.

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

   Section 8 Secured Party's Rights and Remedies.

      (a) Secured Party shall have all rights and remedies available to it under the Security Agreement, the Note and applicable law with respect to the security interests in any of the Intellectual Property Collateral or any other collateral. Debtor agrees that such rights and remedies include, but are not limited to, the right of Secured Party as a secured party to sell or otherwise dispose of its collateral after default pursuant to the UCC. Debtor agrees that Secured Party shall at all times have such royalty free licenses, to the extent permitted by law, for any Intellectual Property Collateral that shall be reasonably necessary to permit the exercise of any of Secured Party's rights or remedies upon or after the occurrence of an Event of Default and shall additionally have the right to license and/or sublicense any Intellectual Property Collateral, whether general, special or otherwise, and whether on an exclusive or a nonexclusive basis, any of the Intellectual Property Collateral, throughout the world for such term or terms, on such conditions, and in such manner, as Secured Party in its sole discretion shall determine in connection with the exercise of any of such rights or remedies. In addition to and without limiting any of the foregoing, upon the occurrence and during the continuance of an Event of Default, Secured Party shall have the right but shall in no way be obligated to bring suit, or to take such other action as Secured Party deems necessary or advisable, in the name of the Debtor or Secured Party, to enforce or protect any of the Intellectual Property Collateral, in which event the Debtor shall, at the request of Secured Party, do any and all lawful acts and execute any and all documents required by Secured Party in aid of such enforcement. To the extent that Secured Party shall elect not to bring suit to enforce such Intellectual Property Collateral, Debtor agrees to use all reasonable measures and its diligent efforts, whether by action, suit, proceeding or otherwise, to prevent the infringement, misappropriation or violations thereof by others and for that purpose agrees diligently to maintain any action, suit or proceeding against any Person necessary to prevent such infringement, misappropriation or violation.

      (b) The cash proceeds actually received from the sale or other disposition or collection of Intellectual Property Collateral, and any other amounts received in respect of the Intellectual Property Collateral the application of which is not otherwise provided for herein, shall be applied as provided in the Security Agreement.

   Section 9 Notices. All notices and other communications hereunder shall be given as provided in Section 11.2 of the Merger Agreement.

   Section 10 No Waiver; Cumulative Remedies. No failure on the part of Secured Party to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges that may otherwise be available to Secured Party.

   Section 11 Costs and Expenses; Indemnity.

      (a) Debtor agrees to pay on demand all of Secured Party's reasonable costs and expenses, including reasonable attorneys' fees, in connection with the enforcement or attempted enforcement of, and preservation of any rights or interests under, this Agreement, and the assignment, sale or other disposal of any of the Intellectual Property Collateral.

      (b) Debtor hereby agrees to indemnify Secured Party, any affiliate thereof, and their respective directors, officers, employees, agents, counsel and other advisors (each an "Indemnified Person") against, and hold each of them harmless from, any and all liabilities, obligations, losses, claims, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including, without limitation, reasonable attorneys' fees and attorneys' fees incurred pursuant to 11 U.S.C., which may be imposed on, incurred by, or asserted against any Indemnified Person, relating to or arising out of this Agreement, including in connection with any infringement or alleged infringement with respect to any Intellectual Property Collateral, or any action taken or omitted to be taken by it hereunder (the

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

  "Indemnified Liabilities"); provided that Debtor shall not be liable to any Indemnified Person for any portion of such Indemnified Liabilities to the extent they are found by a final decision of a court of competent jurisdiction to have resulted from such Indemnified Person's gross negligence or willful misconduct. If and to the extent that the foregoing indemnification is for any reason held unenforceable, Debtor agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

     (c) Any amounts payable to Secured Party under this Section 11 or otherwise under this Agreement if not paid upon demand shall bear interest from the date of such demand until paid in full, at the rate of interest set forth in the Note.

   Section 12 Binding Effect. This Agreement shall be binding upon, inure to the benefit of and be enforceable by Debtor, Secured Party and their respective successors and assigns.

   Section 13 Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of California, except to the extent that the validity or perfection of the security interests hereunder in respect of any Intellectual Property Collateral are governed by federal law and except to the extent that Secured Party shall have greater rights or remedies under federal law, in which case such choice of California law shall not be deemed to deprive Secured Party of such rights and remedies as may be available under federal law.

   Section 14 Amendment. This Agreement shall not be amended except by the written agreement of the parties.

   Section 15 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement, or the validity or effectiveness of such provision in any other jurisdiction.

   Section 16 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

   Section 17 Termination. Upon payment and performance in full of all Obligations, this Agreement shall terminate and Secured Party shall promptly execute and deliver to Debtor such documents and instruments reasonably requested by Debtor as shall be necessary to evidence termination of all security interests given by Debtor to Secured Party hereunder, including cancellation of this Agreement by written notice from Secured Party to the PTO; provided, however, that the obligations of Debtor under Section 11 hereof shall survive such termination.

   Section 18 Security Agreement. Debtor acknowledges that the rights and remedies of Secured Party with respect to the security interests in the Intellectual Property Collateral granted hereby are more fully set forth in the Security Agreement and all such rights and remedies are cumulative.

   Section 19 No Inconsistent Requirements. Debtor acknowledges that this Agreement and the Security Agreement may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and the Debtor agrees that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms.

   Section 20 Conflicts. In the event of any conflict or inconsistency between this Agreement and the Security Agreement, the terms of this Agreement shall control.

                           [Signature page follows.]

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

   IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.

                                          PROMEDIX.COM, INC.

                                          By: /s/ Skip Klintworth
                                              ---------------------------------
                                          Name:  Skip Klintworth
                                          Title: CEO

                                          CHEMDEX CORPORATION

                                          By: /s/ James G. Stewart
                                              ---------------------------------
                                          Name:  James G. Stewart
                                          Title: VP-CFO

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